CVG
Commercial Vehicle Group, Inc.
SCHOOL BUS

Commercial Vehicle Group, Inc.® | All rights reserved

Investor Presentation
September 2015
Richard Lavin
President and CEO
Ulf Lindqwister
Chief Administrative Officer
Tim Trenary
Chief Financial Officer
Joseph Saoud
President
–
Global
Construction
&
Agriculture
Patrick Miller
President
–
Global
Truck
&
Bus
Exhibit 99.1

Forward Looking Statement
This
presentation
contains
forward-looking
statements
that
are
subject
to
risks
and
uncertainties.
These
statements
often
include
words
such
as
"believe,"
"expect,"
"anticipate,"
"intend,"
"plan,"
"estimate,"
or
similar
expressions.
In
particular,
this
press
release
may
contain
forward-looking
statements
about
Company
expectations
for
future
periods
with
respect
to
its
plans
to
improve
financial
results
and
enhance
the
Company,
the
future
of
the
Company’s
end
markets,
Class
8
North
America
build
rates,
performance
of
the
global
construction
equipment
business,
expected
cost
savings,
enhanced
shareholder
value
and
other
economic
benefits
of
the
consulting
services,
the
Company’s
initiatives
to
address
customer
needs,
organic
growth,
the
Company’s
economic
growth
plans
to
focus
on
certain
segments
and
markets
and
the
Company’s
financial
position
or
other
financial
information.
These
statements
are
based
on
certain
assumptions
that
the
Company
has
made
in
light
of
its
experience
in
the
industry
as
well
as
its
perspective
on
historical
trends,
current
conditions,
expected
future
developments
and
other
factors
it
believes
are
appropriate
under
the
circumstances.
Actual
results
may
differ
materially
from
the
anticipated
results
because
of
certain
risks
and
uncertainties,
including
but
not
limited
to:
(i)
general
economic
or
business
conditions
affecting
the
markets
in
which
the
Company
serves;
(ii)
the
Company's
ability
to
develop
or
successfully
introduce
new
products;
(iii)
risks
associated
with
conducting
business
in
foreign
countries
and
currencies;
(iv)
increased
competition
in
the
medium
and
heavy-duty
truck,
construction,
aftermarket,
military,
bus,
agriculture
and
other
markets;
(v)
the
Company’s
failure
to
complete
or
successfully
integrate
strategic
acquisitions;
(vi)
the
impact
of
changes
in
governmental
regulations
on
the
Company's
customers
or
on
its
business;
(vii)
the
loss
of
business
from
a
major
customer
or
the
discontinuation
of
particular
commercial
vehicle
platforms;
(viii)
the
Company’s
ability
to
obtain
future
financing
due
to
changes
in
the
lending
markets
or
its
financial
position;
(ix)
the
Company’s
ability
to
comply
with
the
financial
covenants
in
its
revolving
credit
facility;
(x)
the
Company’s
ability
to
realize
the
benefits
of
its
cost
reduction
and
strategic
initiatives;
(xi)
a
material
weakness
in
our
internal
control
over
financial
reporting
which
could,
if
not
remediated,
result
in
material
misstatements
in
our
financial
statements;
(xii)
volatility
and
cyclicality
in
the
commercial
vehicle
market
adversely
affecting
us;
and
(xiii)
various
other
risks
as
outlined
under
the
heading
"Risk
Factors"
in
the
Company's
Annual
Report
on
Form
10-K
for
fiscal
year
ending
December
31,
2014.
There
can
be
no
assurance
that
statements
made
in
this
presentation
relating
to
future
events
will
be
achieved.
The
Company
undertakes
no
obligation
to
update
or
revise
forward-looking
statements
to
reflect
changed
assumptions,
the
occurrence
of
unanticipated
events
or
changes
to
future
operating
results
over
time.
All
subsequent
written
and
oral
forward-looking
statements
attributable
to
the
Company
or
persons
acting
on
behalf
of
the
Company
are
expressly
qualified
in
their
entirety
by
such
cautionary
statements.
pg | 1

Overview • Our Company & Growth Strategy • End Markets • Product Development • Financial Update • Capital Expenditures • Capital Structure pg | 2

Northampton, UK*
Brandys nad Orlici , CZ
Liberec, CZ
L'viv, UKR
New Albany, OH*
Chillicothe, OH
Shadyside, OH
Michigan City, IN*
Monona, IA
Edgewood, IA
Vonore, TN*
Dublin, VA
Concord, NC
Kings Mountain, NC
Agua Prieta, MX
Saltillo, MX
Dalton, GA
Piedmont, AL
Shanghai*
Baska
Pune*
Dharwad
Brisbane
Perth
Sydney
PRIMARY PRODUCT
Corporate HQ
Seats
Trim
Structures
Wire Harnesses
Other
*R&D Capabilities

Commercial Vehicle Group, Inc.® | All rights reserved

pg | 3 Global Footprint

Seats & Seating Systems

Wire Harnesses & Controls

Trim & Components

Structures,
Sleeper Boxes & Body Panels

Wipers Systems, Mirrors & Controls

Commercial Vehicle Group, Inc.® | All rights reserved

Products pg | 4

Structures
11%
Wipers / Mirrors
7%
Seats
42%
Wire Harnesses
21%
Trim
19%

Agriculture
2%
Bus
4%
Other
15%
Truck
55%
Construction
24%

Volvo
19%
Other
30%
PACCAR
12%
John Deere
7%
Daimler
15%
Navistar
8%
Caterpillar
9%

APAC
11%
EMEA
14%
NA
75%

Commercial Vehicle Group, Inc.® | All rights reserved

2014 Sales Product End Market Customer Region CVG at a Glance pg | 5

CVG
Commercial Vehicle Group, Inc.
2020
SALES
6-8% CAGR[1]
EBITDA[2]
13-17% CAGR[1]
TOP QUARTILE SHAREHOLDER RETURN
SHAREHOLDERS
We are a preferred investment among our peer group of companies
ASSOCIATES
We provide opportunities for ongoing growth and development
WE ENABLE OUR CUSTOMERS' SUCCESS
CUSTOMERS

Commercial Vehicle Group, Inc.® | All rights reserved

CVG 2020
1
2014 to 2020
2
EBITDA, as may be adjusted from time-to-time for special items (such as asset impairments, restructuring, etc.)
pg | 6
Drive Profitable Organic Growth
•
We will invest in products and capabilities that will
strengthen our right-to-win with our core products
in our end markets
•
We intend to achieve sales and earnings targets
commensurate with companies delivering top
quartile  total shareholder returns
•
We will consider opportunistic acquisitions
that complement our product portfolio and
enhance serving our end markets &
customers

Commercial Vehicle Group, Inc.® | All rights reserved

Prioritize Opportunities & Focus on Core Products
Core and Complementary Products
REGIONS
END
MARKETS
CORE PRODUCTS
COMPLEMENTARY
PRODUCTS
NA
Seats
Trim
Wire
Harnesses
Mirrors
Office
Seats
Structures
Wipers
Truck
X
X
Construction
X
X
X
Agriculture
X
X
X
Bus
X
X
Aftermarket
X
X
EMEA
Truck
X
Construction
X
X
Agriculture
X
X
Bus
X
Aftermarket
X
APAC
Truck
X
X
Construction
X
X
Agriculture
X
X
Bus
X
X
Aftermarket
X
pg | 7

CVG has about 5% of the addressable market –
significant
opportunity to drive profitable organic growth across our end markets
Source:
Company data, LMC + Millmark research reports
1
Available market = Universe of applications / platforms available for product portfolio
2
Addressable market = Subset of available market for which products are currently available or product plans are in place
3
Does not include approximately $131M in sales of complementary products
Market Share
pg | 8
•
Available
Market
1
|
$27B
•
Addressable
Market
2
|
$13B

End Markets
•
Truck production in North America is strong
–
Heavy-duty truck production may moderate in 2016 (ACT forecasting
306 thousand units), at a level well in excess of replacement level
–
Medium-duty truck production may be up somewhat in 2016
•
Truck production in EMEA and APAC does not, at the moment,
have
a
meaningful
influence
on
our
sales
–
we
are
in
the
early
stages of developing our presence
•
Bus market in North America is up about 5 percent this year, and
Indian bus market is up about 15% (government and education
sector orders)
Global Truck & Bus
pg | 9

End Markets
•
Commodity prices are adversely affecting mining and
farm incomes
–
Global demand for construction and agriculture equipment
has declined in 2015
•
Chinese construction equipment down about 40 percent
year over year
•
The good news:  Construction and agriculture is a $12
billion
market
for
us
–
a
big
opportunity
Global Construction & Agriculture
pg | 10

India Modular Driver Seats
•
Developed a modular driver seat for applications on truck, bus, and off-road vehicles
•
Locally sourced, common core architecture modified to specific needs; meets global standards
•
Entry level to premium level applications
•
Awarded business in construction and industrial applications
•
Truck application is in validation testing with multiple interested OEMs
Off-road applications
On-highway applications
Expanding the Addressable Market
pg | 11

AVAILABLE NOW 2013
Sentinel Air
AVAILABLE NOW 2014
Sentinel Mechanical
Static Seat
Foam in Place
AVAILABLE LATE 2016
Foam in Place Mechanical
AVAILABLE LATE 2016
Foam in Place
Mechanical Value Suspension

Commercial Vehicle Group, Inc.® | All rights reserved

Expanding the Addressable Market
Light Construction & Agriculture Available Markets
Sentinel Seat
Traditional Suspension Seats –
Low Coverage
Currently in market
Sentinel Seat Tier 1 | 2
Available since 2013 & 2014
Sentinel Seat Tier 3 | 4
Prototypes available Late 2015
Commercialization in 2016
pg | 12

Commercial Vehicle Group, Inc.®| All rights reserved

Dry Urethane
•
Automated system using dry substrates improves
labor, material usage, floor-space and cycle time
•
Higher quality and consistency; better acoustics
and light weight
•
Emulates world class auto systems but
customized for Heavy-Duty Truck
•
Proprietary process technology and material
•
Leading market share in headliner for North
America truck; more growth in process
•
Next generation headliners won with this new
process
•
In production with current products
New Product Development
pg | 13

FINANCIAL UPDATE pg | 14 XXXXXXXXXXXX XXX

Sales
(Millions)
OIM
$240
$230
$220
$210
$200
$190
$180
$170
$160
6%
5%
4%
3%
2%
1%
0%
(1)%
(0.2)%
2.3%
2.1%
4.4%
3.4%
4.2%
4.6%
4.7%
5.4%
5.6%
Sales
Adjusted OIM
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2013
2014
2015

Commercial Vehicle Group, Inc.® | All rights reserved

pg | 15 Financial Results Sales and Adjusted Operating Income Margin See appendix for reconciliation of GAAP to non-GAAP financial measures – Adjusted Operating Income reconciliation

Commercial Vehicle Group, Inc.® | All rights reserved

Segments
1
Mature, well performing North
American business
Developing global presence
Established leadership, customer
relationships and business processes
Profitable
Profitable wire harness business
Developing seats business
Leverage GTB capabilities and
know-how
Seats cost structure not yet scaled
New leadership –
Joseph Saoud
$12 billion opportunity
(Dollars
in
millions)
Global Truck & Bus
Global Construction
& Agriculture
Sales
$ 149.3
$ 70.7
Gross Profit Margin
15.3%
10.7%
SGA
$
7.5
$  4.7
Adjusted OIM
10.4%
4.0%
1
For the quarter ended June 30, 2015
pg | 16
See appendix for reconciliation of GAAP to non-GAAP financial measures –
Segment Adjusted Operating Income reconciliation

Selling, General and Administrative Spend
1
Investment
•
Product Line Managers
•
Go to market
capabilities
•
Global engineering
•
Centrally led
procurement and
logistics
•
Operational Excellence
1
For the six months ended June 30, 2015; 2013 adjusted for $2.5 million leadership change costs
Certain SG&A spend cut in favor of more value accretive spend
pg | 17

Operational Excellence
•
Jack Feng, PhD in Industrial and Management Engineering, leads our
Operational Excellence Program
•
Deployments to date (4 Master Black Belts / Lean 6 Sigma Deployment
Managers):
–
Facilities representing about 40% of our annual sales
–
16 Lean 6 Sigma Black Belts & 12 Green Belts
•
Deployments by the end of 2016:
–
Facilities representing about 70% of our annual sales
–
30 Lean 6 Sigma Black Belts & 54 Green Belts
Institutionalize lean manufacturing
pg | 18

Capital Expenditures
1
1
2015 forecast of $19 -
$22 million
Capital investment consistent with our strategy
Growth
Cost Reductions
Infrastructure
Other
Global Truck &
Bus
Global
Construction &
Agriculture
Product
Development &
Information
Technology
pg | 19

Commercial Vehicle Group, Inc.® | All rights reserved

See
appendix
for
reconciliation
of
GAAP
to
non-GAAP
financial
measures
–
EBITDA
reconciliation
Capital Structure
Senior Secured Notes
Principal Balance
$250
Interest
7.875%
Due
April 2019
April 2015 Redemption
104%
April 2016 Redemption
102%
April 2017 Redemption
100%
Agency Ratings/Outlook
Moody’s
B2 / Stable
S&P
B / Stable
Asset Based Credit Facility
Commitment
$40
Availability
$37
Letters of Credit
$3
Accordion Option
$35
pg | 20
LTM
(Millions)
2013
2014
Q2 2015
Debt
250
$
250
$
250
$
Cash
73
70
89
Net Debt
177
$
180
$
161
$
EBITDA
27
$
52
$
60
$
Leverage:
Debt/EBITDA
9.3 X
4.8 X
4.2 X
Net Debt/EBITDA
6.6 X
3.5 X
2.7 X
Liquidity:
Cash
89
$
ABL
40
$
Less: LOC
(3)
$
Total
126
$

Appendix pg | 21 XXXXXXXXXX XXXXXX

Reconciliation of GAAP To Non-GAAP Financial
Measures
Adjusted Operating Income Reconciliation
pg | 22
TOT_CVG_LOB
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
(Dollars in millions)
Sales
177.8
198.9
187.9
183.0
198.1
216.0
213.8
211.9
220.3
217.6
Cost of Sales
159.7
176.0
169.8
162.3
173.8
187.8
185.4
185.1
191.2
188.1
Gross Profit
18.1
22.9
18.1
20.7
24.3
28.2
28.4
26.8
29.1
29.5
SGA
18.0
20.4
21.1
12.3
18.5
18.8
18.3
16.9
17.6
17.6
Amortization
0.4
0.4
0.4
0.4
0.4
0.4
0.4
0.4
0.3
0.3
Operating Income
(0.3)
2.1
(3.4)
8.0
5.4
9.0
9.7
9.5
11.2
11.6
OIM
(0.2)%
1.1%
(1.8)%
4.4%
2.8%
4.2%
4.5%
4.5%
5.1%
5.3%
2013 Special Items
Reduction in Force
1.8
Third-Party Consulting
2.8
Asset Impairment
2.7
CEO Change
2.5
2014 Special Items
Plant Closures
0.5
0.1
0.2
0.5
Loss on Sale of Building
0.8
2015 Special Items
Plant Closures
0.7
0.5
Adjusted Operating Income
(0.3)
4.6
3.9
8.0
6.7
9.1
9.9
10.0
11.9
12.1
Adjusted OIM
(0.2)%
2.3%
2.1%
4.4%
3.4%
4.2%
4.6%
4.7%
5.4%
5.6%
2013
2014
2015

EBITDA Reconciliation
Reconciliation of GAAP To Non-GAAP Financial
Measures
2013
2014
LTM
(Dollars in millions)
Q2 2015
Operating Income
6.4
33.7
42.0
Depreciation
19.0
16.7
16.7
Amortization
1.6
1.5
1.4
EBITDA
27.0
51.9
60.1
pg | 23

Reconciliation of GAAP To Non-GAAP Financial
Measures
Segment Adjusted Operating Income Reconciliation
pg | 24
For the three months ended June 30, 2015
(Dollars in millions)
Global Truck
Global Construction
& Bus
& Agriculture
Operating Income
15.1
2.8
Q2 2015 Special Items
Plant Closures
0.5
-
Adjusted Operating Income
15.6
2.8
Adjusted Operating Income Margin
10.4%
4.0%